Ameristock Mutual Fund, Inc.

Ameristock Large Company Growth Fund

Ameristock Focused Value Fund

P.O. Box 6919

Moraga, CA 94570

(800) 394-5064

www.ameristock.com

Supplement dated April 1, 2002

To Prospectus dated October 15, 2001

Effective April 15, 2002, the Ameristock Focused Value Fund will close to new investors.

    Shareholders of Ameristock Focused Value Fund as of the April 15, 2002 closing date, other than shareholders who own shares through broker-dealers, "fund supermarkets" or other institutions, may continue to add to their respective accounts through the reinvestment of dividends and distributions and through the purchase of additional shares.

    Ameristock Focused Value Fund is closed to existing investors who own their shares through broker-dealers, "fund supermarkets" or other institutions.

    Ameristock Mutual Fund, Inc. and Ameristock Large Company Growth Fund remain open to existing and new investors.

If you have any questions, please call us at (800) 394-5064.